                                                                   Exhibit 99.01


   Excel Realty Trust, Inc. and AIG Baker Shopping Center Properties, L.L.C.,
          Columbia South Associates, L.P., and Opus Properties, L.L.C.
                 Properties Acquired by Excel Realty Trust, Inc.

                    Historical Summary of Operating Revenues
                          and Direct Operating Expenses
                         in Accordance with Rule 3-14 of
                     the Securities and Exchange Commission

                          Year Ended December 31, 1997

                         [SQUIRE & COMPANY LETTERHEAD]




                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Excel Realty Trust, Inc.

We have audited the accompanying Historical Summary of Operating Revenues and Direct Operating Expenses of selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1997. This summary is the responsibility of Excel Realty Trust, Inc. and AIG Baker Shopping Center Properties, L.L.C., Columbia South Associates, L.P., and Opus Properties, L.L.C. Our responsibility is to express an opinion on this summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summary is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summary. We believe that our audit of the Summary provides a reasonable basis for our opinion.

As described in Note 1, the accompanying Summary was prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Summary referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of selected properties acquired by Excel Realty Trust, Inc. for the year ended December 31, 1997, on the basis of accounting described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Trust, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.




Squire & Company, PC
Poway, California
June 12, 1998

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
Year Ended December 31, 1997
--------------------------------------------------------------------------------



                                                  Three Months
COMBINED PROPERTY TOTALS                              Ended
                                                    03/31/98         Year Ended
                                                   (Unaudited)        12/31/97
                                                   -----------       -----------
OPERATING REVENUES:
   Base rents                                      $ 3,149,262       $10,842,498
   Expense reimbursements                              339,119         1,372,511
                                                   -----------       -----------

       Total operating revenues                      3,488,381        12,215,009

DIRECT OPERATING EXPENSES:
   Administrative and office expense                   131,125           361,112
   Management fees                                     132,268           512,289
   Repairs and maintenance                             147,362           515,550
   Utilities                                            25,406            83,659
   Insurance                                            24,108           107,535
   Property taxes                                      179,792           518,473
                                                   -----------       -----------

       Total direct operating expenses                 640,061         2,098,618
                                                   -----------       -----------

          Net operating income                     $ 2,848,320       $10,116,391
                                                   ===========       ===========


The accompanying notes are an integral part of this summary.

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed in the preparation of this Historical Summary. The Historical Summary and notes are representations of Excel Realty Trust, Inc., whose management is responsible for the integrity and objectivity of this Historical Summary.

          Business Activity - Excel Realty Trust, Inc. is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

          The properties acquired are operated as shopping centers in the locations below with the anchor stores listed.

                 Property              Location                  Anchor Stores
          --------------------       --------------      -------------------------------
          Saddle Tree Village(1)     Columbia, TN        Food Lion, Rite Aid Drug Store

          Galleria Commons(2)        Henderson, NV       HomeBase

          Grants Mill Station(3)     Irondale, AL        Wal-Mart, Waccamaw
          Lagniappe Village(3)       New Iberia, LA      Wal-Mart, Delchamps
          Roundtree Place(3)         Ypsilanti, MI       Wal-Mart, Busch's Value-Land
          Genesee Valley(3)          Genesee, NY         Wal-Mart, Wegman's Food Markets
          Payton Park(3)             Sylacauga, AL       Wal-Mart, Goody's
          River Run Centre(3)        Coshocton, OH       Wal-Mart
          Mist Lake Plaza(3)         Lexington, KY       Wal-Mart, Winn-Dixie
          23rd Street Plaza(3)       Panama City, FL     Publix
          King City Square(3)        Mt. Vernon, IL      Kroger

          The above properties were owned and managed by the following entities:

              1 - Columbia South Associates, L.P.
              2 - Opus Properties, L.L.C.
              3 - AIG Baker Shopping Center Properties, L.L.C.

          Retail space is rented to tenants under noncancelable leases ranging from three to twenty years, with renewal options available.

          Form of Presentation - The Historical Summary is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the properties are not included in the summary, i.e., depreciation and interest. Financial information pertaining to the aforementioned properties have been combined on the Historical Summary.

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the properties reported on in the accompanying Historical Summary which would cause the reported financial information not to be indicative of future operating results.

          Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summary as expense reimbursements.

          Accounting Estimates - The preparation of the Historical Summary includes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.   MINIMUM FUTURE RENTALS

          Retail space is leased to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1997:

                               SADDLE TREE VILLAGE
                             Minimum Lease Schedule

Years Ending December 31,              1998         1999         2000         2001         2002
-------------------------            --------     --------     --------     --------     --------
          Maury Credit Union         $  9,600     $  9,600     $  9,600     $  8,800           $-
          Olan Mills                    7,890        7,980        7,980        7,980        7,980
          Jeff's Flowers               10,200        8,500           --           --           --
          Julie's Hair and Nails        8,271        8,271        4,824           --           --
          Hawaiian Tanning Salon       16,320       16,320        9,520           --           --
          Nutri-System                 11,721        7,814           --           --           --
          Best Cleaners                 8,679        8,679        5,062           --           --
          Rite Aid Drug Store          48,720       48,720       20,300           --           --
          Food Lion                   182,700      182,700      182,700      182,700      182,700
                                     --------     --------     --------     --------     --------

                                     $304,101     $298,584     $239,986     $199,480     $190,680
                                     ========     ========     ========     ========     ========

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)

                                GALLERIA COMMONS
                             Minimum Lease Schedule

Years Ending December 31,       1998           1999           2000           2001           2002
-------------------------    ----------     ----------     ----------     ----------     ----------
          Babies "R" Us      $  378,820     $  378,820     $  378,820     $  378,820     $  378,820
          Boater's World        119,000        119,000        119,000        119,000        119,496
          Comp USA              256,444        256,444        256,444        256,444        260,737
          HomeBase            1,029,347      1,029,347      1,029,347      1,029,347      1,029,347
          SteinMart             272,000        272,000        272,000        272,000        272,000
                             ----------     ----------     ----------     ----------     ----------

                             $2,055,611     $2,055,611     $2,055,611     $2,055,611     $2,060,400
                             ==========     ==========     ==========     ==========     ==========


                               GRANTS MILL STATION
                             Minimum Lease Schedule

Years Ending December 31,       1998           1999           2000           2001           2002
-------------------------    ----------     ----------     ----------     ----------     ----------
Business Products Center     $   32,916     $   33,836     $   20,043             --             --
Dollar Tree                      29,900         29,900         22,425             --             --
First Family Financial           19,450         19,450         16,208             --             --
Goldsmith's Jewelry               2,476             --             --             --             --
Guns' Hot Dogs                   18,593         19,500         19,500         14,625             --
Headstart Hair Care              19,549         20,135         50,739         15,902             --
Nail Xpress                      22,499         22,554         21,227             --             --
Security Pacific                 19,500          8,125             --             --             --
Sizes Unlimited                  61,750         61,750         66,219         66,625         66,625
S&S Appliance                    27,476         28,302         16,797             --             --
Subway                           16,136             --             --             --             --
Emperor's House                  31,408         31,408         32,968         32,968         34,606
Waccamaw                        343,200        343,200        343,200        351,450        359,700
Wal-Mart                        558,346        558,346        558,346         558,34        558,346
                             ----------     ----------     ----------     ----------     ----------

                             $1,203,199     $1,176,506     $1,167,672     $1,039,916     $1,019,277
                             ==========     ==========     ==========     ==========     ==========

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)

                                LAGNIAPPE VILLAGE
                             Minimum Lease Payments

Years Ending December 31,            1998           1999           2000           2001           2002
-------------------------         ----------     ----------     ----------     ----------     ----------
Blockbuster Videos, Inc.          $   66,500     $   66,500     $   66,500             --             --
Beepers Unlimited                      3,859             --             --             --             --
Burger King                            3,267             --             --             --             --
Cato's                                70,200         70,200         70,200          5,850             --
Cathy's Playwear                      10,159            849             --             --             --
Delchamps                            452,914        452,914        452,914        452,914        452,914
Dollar Tree                           36,000         36,000         15,000             --             --
Easy Money                            17,267          5,833             --             --             --
Friedman's Jewelers                    2,188             --             --             --             --
General Nutrition Corporation         12,996         13,646          6,989             --             --
J.A. Mens, Inc.                        3,618             --             --             --             --
Affordable Insurance Agency            5,941             --             --             --             --
Music Vision                          16,814         17,325          8,792             --             --
Norwest Financial                     15,000         11,250             --             --             --
Sally Beauty                          16,800         16,800         16,800          9,800             --
Shoe Show                             54,000         18,000             --             --             --
Simply Six                            29,360             --             --             --             --
Subway                                14,000         14,000         14,000          1,750             --
Wal-Mart                             446,187        446,187        446,187        446,187        446,187
We Care Hair                          11,425         11,654         11,887            992             --
                                  ----------     ----------     ----------     ----------     ----------

                                  $1,288,495     $1,181,158     $1,109,269     $  917,493     $  899,101
                                  ==========     ==========     ==========     ==========     ==========

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)

                                 ROUNDTREE PLACE
                             Minimum Lease Schedule

Years Ending December 31,         1998           1999           2000           2001           2002
-------------------------      ----------     ----------     ----------     ----------     ----------
Busch's Valu-Land              $  279,000     $  279,000     $  279,000     $  279,000     $  279,000
Colortyme                          33,000         33,000         33,750         36,000         27,000
Dollar Tree                        30,600         17,850             --             --             --
Dots                               37,993         39,833         40,000         41,833         42,000
Ypsilanti Hair Care                15,992         16,308         16,632         16,960         11,456
GNC                                16,800         16,800         17,200         17,400          5,800
Something Special-Hallmark         48,000          4,000             --             --             --
JJ's Pizza                         18,720         18,720         18,720         18,720         18,720
Jo-Ann Fabric                      93,708         94,250         94,250         94,250         94,250
Modern Nails                       13,230             --             --             --             --
Pearle Vision                      30,000         30,000         30,000         30,000         22,500
Radio Shack                        29,375         29,375         29,375         30,208         31,875
Sally Beauty                       21,750         21,750         21,750         21,750         14,500
The Travel Store                   12,357             --             --             --             --
Wal-Mart                          524,470        524,470        524,470        524,470        524,470
Weight Watchers
                               ----------     ----------     ----------     ----------     ----------

                               $1,204,995     $1,125,356     $1,105,147     $1,110,591     $1,071,571
                               ==========     ==========     ==========     ==========     ==========

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)

                                 GENESEE VALLEY
                             Minimum Lease Schedule

Years Ending December 31,      1998           1999           2000           2001           2002
-------------------------   ----------     ----------     ----------     ----------     ----------
Bailey's Sewing Center      $   21,630     $   22,278     $   22,947     $    3,843             --
Fashion Bug                     76,800         76,800         76,800         76,800         76,800
Noah's Ark                       3,377             --             --             --             --
Villa Carlo                      5,402             --             --             --             --
Dollar Tree                     30,744         30,744         10,248             --             --
Pappas Cleaners                 24,478         25,216         26,006         26,751         27,540
Payless ShoeSource              38,250         39,000         39,000         39,000         39,000
Radio Shack                     26,400         26,400         26,400         26,400         26,400
Salon Secrets                    2,476             --             --             --             --
Champion Factory Outlet         12,600             --             --             --             --
Hallmark                        42,055          7,117             --             --             --
Village Spirits                 16,613         17,111         17,624         18,153         18,698
Wal-Mart                       465,008        465,008        465,008        465,008        465,008
Wegman's Food Markets          535,093        540,094        540,094        540,094        540,094
Wright Jewelers                 15,582         16,050          5,402             --             --
                            ----------     ----------     ----------     ----------     ----------

                            $1,316,508     $1,265,818     $1,229,529     $1,196,049     $1,193,540
                            ==========     ==========     ==========     ==========     ==========


                                   PAYTON PARK
                             Minimum Lease Schedule

Years Ending December 31,           1998           1999           2000           2001           2002
-------------------------        ----------     ----------     ----------     ----------     ----------
Domino's Pizza                   $   17,178     $   17,304     $   17,693     $    4,456             $-
Wal-Mart 899,083                    899,083        899,083        899,083        899,083        899,083
Cato's                               57,000         57,000         57,000         57,000         57,000
Dollar Tree Stores                   50,400         50,400         50,400         50,400         50,400
Friedman's Inc.                      25,988          6,563             --             --             --
Head Start                           17,318         17,832         18,361          4,624             --
On Cue                               36,250         36,250         36,250         36,250         40,833
Sally Beauty                         16,450         16,450         16,450          4,112             --
Shoe Show                            32,200         32,200         32,200         13,417             --
Subway                                9,800             --             --             --             --
Goody's                             142,875        142,875        142,875        142,875        142,875
Associates Financial Service         16,940         16,940         16,940          5,647
Nail Line                            17,693          4,456             --             --             --
                                 ----------     ----------     ----------     ----------     ----------

                                 $1,339,175     $1,297,353     $1,287,252     $1,217,864     $1,190,191
                                 ==========     ==========     ==========     ==========     ==========

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)

                                RIVER RUN CENTRE
                             Minimum Lease Schedule

Years Ending December 31,     1998         1999         2000         2001         2002
-------------------------   --------     --------     --------     --------     --------
Fashion Bug                 $ 70,400     $ 70,400     $ 70,400     $ 70,400     $ 70,400
Little Caesars Pizza           8,000           --           --           --           --
Wal-Mart                     329,766      329,766      329,766      329,766      329,766
                            --------     --------     --------     --------     --------

                            $408,166     $400,166     $400,166     $400,166     $400,166
                            ========     ========     ========     ========     ========


                                 MIST LAKE PLAZA
                             Minimum Lease Schedule

Years Ending December 31,      1998           1999           2000           2001           2002
-------------------------   ----------     ----------     ----------     ----------     ----------
Check Exchange              $   12,758     $    9,923     $       --     $       --     $       --
Dollar Tree Stores              37,500         37,500         37,500             --             --
Double Exposure                 24,431         25,164         25,923         22,140             --
Equity One                      13,971         14,389          8,540             --             --
Family Bookstores                8,325         55,192          4,625             --             --
Fashion Cents                   31,500         28,875             --             --             --
Friedman's Inc.                 17,589             --             --             --             --
H & R Block                     14,505          4,854             --             --             --
Kentucky Finance                19,624             --             --             --             --
Mailboxes, Etc                  22,637          9,548             --             --             --
Once Upon a Child               34,391         11,649             --             --             --
Rack Room                       43,500             --             --             --             --
Sizes Unlimited                 86,250         86,250         86,250         86,250         91,875
Southern Rays Tanning           27,600         27,600         27,600         27,600         18,400
Sports Exchange                 33,125         33,792         34,792         35,825         36,892
SuperCuts                       16,207             --             --             --             --
Wal-Mart                       765,196        765,196        765,196        765,196        765,196
Winn-Dixie                     306,680        306,680        306,680        306,680        306,680
                            ----------     ----------     ----------     ----------     ----------

                            $1,515,789     $1,416,612     $1,297,106     $1,244,161     $1,219,043
                            ==========     ==========     ==========     ==========     ==========

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)

                                23RD STREET PLAZA
                             Minimum Lease Schedule

Years Ending December 31,           1998         1999         2000         2001         2002
-------------------------         --------     --------     --------     --------     --------
4th Dimension                     $ 21,000     $ 21,000     $     --     $     --     $     --
Alamo Rent-A-Car                    13,183        1,103           --           --           --
American General                     6,417           --           --           --           --
CiCi Pizza                          40,810       40,810       40,810       40,810       40,810
Commercial Credit Corporation       13,353       13,750       12,938           --           --
Dixie Cleaners                       1,105           --           --           --           --
Gulf Coast Hearing                  12,856       13,240        4,456           --           --
Gwendolyn's Ice Cream               16,305       14,152           --           --           --
Heaven N Earth                      14,926           --           --           --           --
Hooters                             31,160       31,160       31,160       31,160       31,707
Joyce's Touch of Class              28,000       28,000       28,000       28,000       28,000
Lee's Oriental Plaza                 8,000           --           --           --           --
Olive Leaves                        16,342       17,159       14,890           --           --
Olan Mills                          14,999       15,447       15,904       16,385        5,516
Party Universe                      56,000       56,000       56,000       56,000        9,333
PIP Printing                        43,200       43,200       43,200       43,200           --
Play it Again Sports                13,998           --           --           --           --
Powertel                            21,063       21,813       22,563       21,313           --
Publix                             382,512      382,512      382,512      382,512      382,512
Sound FX                            14,175       14,595        9,893           --           --
TranSouth Financial                 19,130        7,971           --           --           --
                                  --------     --------     --------     --------     --------

                                  $788,534     $721,912     $662,326     $619,380     $497,878
                                  ========     ========     ========     ========     ========

EXCEL REALTY TRUST, INC., AIG BAKER SHOPPING CENTER PROPERTIES, L.L.C., COLUMBIA
   SOUTH ASSOCIATES, L.P., AND OPUS PROPERTIES, L.L.C.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR SELECTED PROPERTIES ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)

                                KING CITY SQUARE
                             Minimum Lease Schedule

Years Ending December 31,        1998         1999         2000         2001         2002
-------------------------      --------     --------     --------     --------     --------
Associates Finance             $ 17,500     $ 19,250     $ 19,250     $ 21,000     $  1,750
First Cellular                  116,875      116,875      116,875      118,750      118,750
Kroger                          465,672      465,672      465,672      465,672      465,672
La Nails                         16,800       17,500       18,200       19,080        9,980
Pizza Pro                        13,592       14,004       14,425       12,320           --
Sally Beauty                     13,417       16,100       16,100       16,100           --
Big O's BBQ                      18,439       19,454       20,469       21,484       18,608
Cato                             32,725       32,725       32,725       32,725       32,725
Dollar Tree                      32,130       32,130       32,130       32,130       24,098
DSI Healthcare                   12,017       12,717       13,417       14,117       12,250
Carpet Max                       26,460       27,405       29,728       30,618       32,508
                               --------     --------     --------     --------     --------

                               $768,310     $773,832     $777,991     $781,313     $716,341
                               ========     ========     ========     ========     ========

               Excel Realty Trust, Inc. and Spieker Properties, LP
                  Property Acquired by Excel Realty Trust, Inc.

                    Historical Summary of Operating Revenues
                          and Direct Operating Expenses
                         in Accordance with Rule 3-14 of
                     the Securities and Exchange Commission

                          Year Ended December 31, 1997

                         [SQUIRE & COMPANY LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Excel Realty Trust, Inc.

We have audited the accompanying Historical Summary of Operating Revenues and Direct Operating Expenses For The Property Acquired by Excel Realty Trust, Inc. for the year ended December 31, 1997. This summary is the responsibility of Excel Realty Trust, Inc. and Spieker Properties, LP. Our responsibility is to express an opinion on this summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summary is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summary. We believe that our audit of the summary provides a reasonable basis for our opinion.

As described in Note 1, the accompanying summary was prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the property's revenues and expenses.

In our opinion, the summary referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of the property acquired by Excel Realty Trust, Inc. for the year ended December 31, 1997, on the basis of accounting described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Trust, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.




Squire & Company, PC
Poway, California
March 5, 1998

EXCEL REALTY TRUST, INC. AND SPIEKER PROPERTIES, LP
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
Year Ended December 31, 1997
--------------------------------------------------------------------------------


                                                                    Rose Pavillion
                                                                   (Pleasonton, CA)
                                                                   ----------------
OPERATING REVENUES:
   Base rents                                                         $4,307,076
   Expense reimbursements                                              1,145,094
                                                                      ----------

       Total operating revenues                                        5,452,170

DIRECT OPERATING EXPENSES:
   Repairs and maintenance                                               229,619
   Utilities                                                             232,870
   Management fees                                                       160,951
   Insurance                                                              46,168
   Property taxes                                                        822,656
   Miscellaneous                                                         194,357
                                                                      ----------

       Total direct operating expenses                                 1,686,621

          Net operating income                                        $3,765,549
                                                                      ==========


The accompanying notes are an integral part of this summary.

EXCEL REALTY TRUST, INC. AND SPIEKER PROPERTIES, LP
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed in the preparation of this Historical Summary. The Historical Summary and notes are representations of Excel Realty Trust, Inc. and Spieker Properties, LP, whose management are responsible for the integrity and objectivity of this Historical Summary.

          Business Activity - Excel Realty Trust, Inc. is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

          The acquired property is operated as a shopping center in the location below with the anchor stores listed.

             Property           Location                      Anchor Stores
          -------------      --------------       -----------------------------------
          Rose Pavilion      Pleasonton, CA       Macy's Furniture, Levitz Furniture,
                                                  Galaxy 8 Cinema, Krause's Furniture

          Spieker Properties, LP has owned and managed the property. Retail space is rented to tenants under noncancelable leases ranging from three to twenty years, with renewal options available.

          Form of Presentation - The Historical Summary is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the property are not included in the summary, i.e., depreciation and interest.

          Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the property reported on in the accompanying Historical Summary which would cause the reported financial information not to be indicative of future operating results.

          Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summary as expense reimbursements.

          Accounting Estimates - The preparation of the Historical Summary includes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXCEL REALTY TRUST, INC. AND SPIEKER PROPERTIES, LP
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS

           Retail space is leased to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1997:

                                  ROSE PAVILION
                                (Pleasonton, CA)
                             Minimum Lease Schedule

Years Ending December 31,     1998         1999         2000         2001         2002
-------------------------   --------     --------     --------     --------     --------
Macy's Furniture            $443,520     $443,520     $510,048     $510,048     $510,048
Mail Box Place                12,384       12,636       12,900       13,164           --
Carpetland                    35,136       35,136       35,712       36,288       36,288
Kasper's Hot Dogs              4,870           --           --           --           --
Enterprise Rent-A-Car         17,628       17,628        4,407           --           --
Parrot Cellular                8,608           --           --           --           --
3 Day Blinds                  23,893       24,849       25,843       26,876       27,951
Artique                       31,949       32,908       33,895        8,536           --
Rose Furniture                59,232       61,146       62,853       64,860       66,873
Sassy's Cafe                      --           --           --           --           --
Levitz Furniture             358,632      358,632      358,632      358,632      358,632
Erik's Deli                   29,916           --           --           --           --
Newman Chiropractic           18,361       18,912       19,480       20,064       10,333
Pure Water                        --           --           --           --           --
Weight Watchers               74,556       77,538       80,640       83,865       87,220
Cookies by Design             30,696           --           --           --           --
Alpha Graphics                54,576       54,576       13,644           --           --
Subway                        10,392           --           --           --           --
Tropical Solution             29,512       30,692       31,920       33,197        6,905
Pasta Villa                   37,740       39,627       10,402           --           --
Pavilion Optical              26,328       26,328        6,582           --           --
Northwest Financial           29,268       29,268       30,898       31,224       31,224
Carlson Travel                81,744       82,184       84,824       87,464       90,102
Coffee Co.                        --           --           --           --           --
Tina's Nail Salon             17,184        7,160           --           --           --
Deco Cleaners                     --           --           --           --           --
Countrywide Home Loans        26,784       26,926       27,636       23,030           --
Nations                       33,624           --           --           --           --
Wherehouse                   150,860       51,840           --           --           --
Baskin Robbins                29,556       29,556       29,556       30,592       31,332
Cardinal Jewelers             24,264           --           --           --           --
Tobacco Loft                  36,178        9,129           --           --           --
Bagelville                    24,556        8,286           --           --           --

EXCEL REALTY TRUST, INC. AND SPIEKER PROPERTIES, LP
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
  OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
  BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.     MINIMUM FUTURE RENTALS (Continued)

Years Ending December 31,         1998           1999           2000           2001           2002
-------------------------      ----------     ----------     ----------     ----------     ----------
Taco Bell                          26,055             --             --             --             --
Good Looks Beauty Salon        $   53,517     $   55,209     $   13,908     $       --     $       --
Boston Market                      69,384         71,118         79,788         79,788         79,788
Leather For Less                  130,848        132,466        150,264        150,264        150,264
Outdoor World                     204,508        208,381        213,804        213,804        213,804
Galaxy 8 Cinema                   587,376        587,376        587,376        587,376        587,376
Kaufman and Broad                  91,200         92,112         96,672         97,638         85,390
Ethan Allen                       242,223        242,994        247,682        252,465        257,333
Golden Apple                       34,560         34,560         36,574         38,016         15,840
Consignment Plus Home             137,700        137,700        144,590        145,968        153,258
Creative Comfort                       --             --             --             --             --
Me N Ed's Pizza                    57,120         61,828         62,256         62,256         67,393
Wood A Faire                       57,927         59,663         61,458             --             --
Krause's Furniture                162,864        162,864        162,864        162,864        166,936
Coldwell Banker                     6,050             --             --             --             --
Image Signs                        28,124         19,096             --             --             --
Gourmet Burritos                   21,617         22,481         23,376         24,306         25,278
Goodyear                           94,948         94,948         94,948         94,948         95,498
Oil Changers                       75,900         75,900         75,900         75,900         78,746
TGI Friday's                      153,696        153,696        157,287        159,852        159,852
                               ----------     ----------     ----------     ----------     ----------

                               $3,997,564     $3,690,869     $3,588,619     $3,473,285     $3,393,664
                               ==========     ==========     ==========     ==========     ==========

The schedule of future minimum rentals is based on the actual noncancelable lease terms in effect as of December 31, 1997. Many of the tenant leases contain terms for renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index. These renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index have not been reflected in the above noncancelable lease schedule.

All percentage rents and overage rents are contingent based on the tenant achieving certain levels of sales. Not all of the leases have a provision for percentage rents.